Exhibit 10.02

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 13th day of June 2002, by and among MID-POWER SERVICE CORPORATION, a Nevada corporation (the "Company") and EDWARD MIKE DAVIS, an individual residing in the State of Nevada ("Davis").

                                    Recitals:

         A. Reference is herein made to that certain Acquisition Agreement dated as of June 13th, 2002 (the "Acquisition Agreement"), between and among the Company, Red Star, Inc., a Nevada corporation and Edward Mike Davis, an individual.

         B. In order to induce Davis to enter into and consummate the transactions contemplated by the Acquisition Agreement, the Company has agreed to immediately register for resale 17,125,365 shares of the common stock issued to Davis under the Acquisition Agreement (the "Mid-Power Stock") on the terms and conditions set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         Section 1.  Definitions and References.

         (a) When used in this Agreement, the following terms shall have the respective meanings assigned to them in this section 1 or in the sections, subsections or other subdivisions referred to below:

                  "Acquisition Agreement and Plan of Merger" shall mean certain Acquisition Agreement and Plan of Merger dated as of June 13, 2002 between and among the Company, Red Star, Inc., a Nevada corporation and Edward Mike Davis, an individual.

                  "Agreement" shall mean this Agreement, as hereafter changed, modified or amended in accordance with the terms hereof.

                  "Common Stock" shall mean the common stock of the Company, $0.001 par value per share.

                  "Company" shall have the meaning assigned to it in the introductory paragraph hereof.

                  "Company Indemnified Parties" shall have the meaning assigned to it in section 5(b).

                  "Davis" shall have the meaning assigned to it in the introductory paragraph hereof.

                  "Demand Registration" shall have the meaning assigned to it in section 2.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated under such act.

                  "Filing Date" shall have the meaning assigned to it in
         Section 2.

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                  "Holder Indemnified Parties" shall have the meaning assigned to it in section 5(a).

                  "Mid-Power Stock" shall have the meaning assigned to such term in paragraph B of the Recitals hereto.

                  "Person" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Registrable Securities" shall mean the Mid-Power Stock.

                  "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration, filing, listing and NASD fees, fees and expenses of compliance with securities and blue-sky laws, all word processing, duplicating, printing and engraving expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, of its independent certified public accountants, and any of its independent reserve engineers, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, and fees and disbursements of underwriters (excluding discounts and commissions); provided, that Registration Expenses shall not include any Selling Expenses (except for any fees incurred by Davis in connection with legal fees incurred in order to dispose of the Registrable Securities). Without limiting the generality of any other provision hereof, no holder of Registrable Securities shall be responsible for any allocation of general and administrative (including all employee and compensation expenses) expenses incurred by the Company in connection with an offering.

                  "SEC" shall mean the Securities and Exchange Commission (or any successor body thereto).

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such act.

                  "Selling Expenses" shall mean any selling commissions and stock transfer taxes attributable to sales of Registrable Securities and the fees and expenses of counsel for Davis.

         (b) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained herein. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

         Section 2. Demand Registration Rights.

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         (a) The Company agrees that within 30 days from the Financial Statement
Filing Date, as set forth in Section 6.11 of the Acquisition Agreement (the "Filing Date"), that it will cause to be filed with the SEC a registration by the Company under the Securities Act of all the Registrable Securities (a
"Demand Registration").

         Section 3. Registration Procedures.

         (a) On or before the Filing Date, the Company will:

                  (i) prepare and file with the SEC a registration statement on the appropriate form with respect to such Registrable Securities, and use its reasonable best efforts to cause such registration statement to become and remain effective as soon as reasonably practicable after the filing thereof (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to Davis covered by such registration statement for review by Davis, his attorney(s), accountant(s) or other professionals retained by Davis);

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (1) such time as all of such Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) or (2) 180 days after the effective date of such registration statement, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its best efforts to keep such registration statement effective until such time as all of the Registrable Securities covered thereby cease to be Registrable Securities; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) notify Davis promptly after the Company causes such registration statement to be filed with the SEC;

                  (iv) furnish to Davis, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including, without limitation, each preliminary prospectus) and such other documents as such Davis may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Davis (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by Davis);

                  (v) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue-sky laws of such jurisdictions within the United States as Davis reasonably requests, to keep such registration or qualifications in effect for so long as such registration statement remains in effect, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by Davis (provided that the Company will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

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

                  (vi) notify Davis, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (including those set forth in clauses (1) through (6) of paragraph (vii) below) that requires the making of any change in the prospectus included in such registration statement, so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of Davis, the Company will promptly prepare and furnish to Davis, a reasonable number of copies of a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (vii) The Company will also notify Davis promptly, and (if requested by Davis) confirm such notice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (2) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations or warranties of the Company or any subsidiary contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in any material respect, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (6) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

                  (viii) use its reasonable best efforts to immediately cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of the Company of the same class are then listed;

                  (ix) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance and scope) and take all such other action as Davis reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

                  (x) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and applicable state securities authorities;

                  (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

                  (xii) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Davis thereof to consummate the disposition of such Registrable Securities;

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

                  (xiii) use its reasonable best efforts to obtain a signed counterpart of a comfort letter from the Company's public accountants in customary form and covering such matters of the type customarily covered by comfort letters with respect to offerings of the type being made pursuant to the registration statement as Davis shall reasonably request and an opinion of counsel for the Company covering such matters with respect to such registration statement as are customarily covered in opinions of issuer's counsel and delivered to the underwriters in underwritten public offerings of securities;

                  (xiv) the Company shall make available for inspection by Davis and any attorney, accountant or other professional retained by the Davis (in this subsection collectively referred to as "inspectors"), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonable necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such inspectors in connection with such registration statement;

                  (xv) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration agreement from and after a date not later than the effective date of such registration.

         (b) Davis will be deemed to have agreed as follows:

                  (i) upon receipt of notice from the Company of the happening of any event of the kind described in section 3(a)(vi), Davis will forthwith discontinue disposition of any such Registrable Securities until Davis receives copies of the supplemented or amended prospectus contemplated by section 3(a)(vi), or until he is advised in writing by the Company that the use of the applicable prospectus may be resumed, and he has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (it being the agreement of the parties hereto, however, that the obligation of the Company with respect to maintaining the subject registration statement current and effective shall be extended by a period of days equal to the period that Davis is required by this section 3(b)(i) to discontinue disposition of such Registrable Securities); and

                  (ii) furnish to the Company such information regarding Davis, the Registrable Securities held by Davis, and the intended method of disposition thereof as the Company shall reasonably request and as shall be reasonably required in connection with the preparation of the applicable registration statement and other actions taken by the Company under this Agreement, and it shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities owned by Davis that such information has been furnished to the Company by Davis.

         Section 4. Expenses of Registration. The Company shall pay all Registration Expenses in connection with each registration effected pursuant to sections 2. All Selling Expenses incurred by Davis in connection with a registration effected pursuant to the terms hereof shall be borne by such Seller, except for any and all opinions that Davis may be required to obtain in connection with the sale of the Registrable Securities which in such case shall be borne by the Company.

         Section 5. Indemnification.

         (a) The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the full extent permitted by law, Davis and his agents, heirs and assigns, and each other Person, if any, who controls

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Davis within the meaning of Section 15 of the Securities Act (collectively,
"Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation), joint or several, to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration, and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent, that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party for use in the preparation thereof. Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

         (b) Davis shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses to which any Company Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent in the cases described in clauses (i) and (ii), that such untrue statement or omission was furnished in writing by such Holder for use in the preparation thereof, or (iii) any violation by Davis of any federal, state or common law rule or regulation applicable to Davis and relating to action of or inaction by Davis in connection with any such registration; provided, that each Davis' liability under such indemnification shall be limited to the sales proceeds from the sale of the Company's securities owned by Davis and sold by Davis pursuant to such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, and in each such case, Davis shall reimburse each such Company Indemnified Party for any reasonable

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legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such Holder.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this section 5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under subsection (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this section 5 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all Persons that may be entitled to or obligated to provide indemnification or contribution under this section 5.

         (d) Indemnification similar to that specified in the preceding subsections of this section 5 (with appropriate modifications) shall be given by the Company and Davis with respect to any required registration or qualification of securities under any state securities or blue-sky laws.

         (e) If the indemnification provided for in this section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in subsection (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state

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a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this subsection (e) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof), which is the subject of this subsection (e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection (e), such indemnified party shall, if a claim for contribution in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in subsection (c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution that it may have to any indemnified party under this subsection (e) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take account the equitable considerations referred to in the immediately preceding paragraph. If indemnification is available under this section 5, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in subsections (a) and (b), without regard to the relative fault of said indemnifying party or any other equitable consideration provided for in this subsection. The provisions of this subsection shall be in addition to any other rights to indemnification or contribution that any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

         Section 7. Rule 144. The Company covenants to Davis that, to the extent that the Company shall be required to do so under the Exchange Act, the Company shall (a) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 12, 13 and/or 15(d) of the Exchange Act referred to in subparagraph (c)
(1) of Rule 144 adopted by the SEC under the Securities Act) and the rules and regulations adopted by the SEC thereunder. Upon the request of Davis, the Company shall deliver to Davis a written statement as to whether it has complied with such requirements.

         Section 9. Other Existing or Subsequent Registration Rights.

         (a) The Company represents and warrants that other than the registration rights granted under this Agreement and provided for in Attachment "A" to this Agreement, the Company is not currently a party to any other agreement whereby it accords any Person any demand or participatory registration rights with respect to such Person's Common Stock.

         (b) The Company will not agree to any amendment or other modification to any agreement granting registration rights to any other person without having first received the written consent of Davis.

         (c) The Company will not hereafter grant to any Person, Demand Registration rights without the prior written consent of Davis. The Company will not hereafter grant to any Person any participatory registration rights that are inconsistent with or violate the rights granted to Davis under this Agreement.

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         Section 10. Miscellaneous.

         (a) Mid-Power and Davis agree as follows:

                  (i) if any Registrable Securities are being registered in any registration pursuant to this Agreement, Davis will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, as amended, and any rules promulgated thereunder by the SEC and, at the request of the Company, will execute and deliver to the Company an appropriate agreement to such effect; and

                  (ii) at the end of any period during which the Company is obligated to keep a registration statement current and effective as described herein, Davis shall discontinue sales thereof pursuant to such registration statement upon execution of an agreement with the Company (subject to the sole discretion Davis) provides Davis the proper method to continue to sell Davis' remaining Registrable Securities.

         (b) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the state of Nevada.

         (c) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto. In addition, the rights and obligations under this Agreement shall automatically be transferred to and binding on any transferee or assignee of the Registrable Securities; provided, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being transferred or assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, and (iii) the transfer and assignment of the subject Registrable Securities is in compliance with the Securities Act and applicable state securities laws or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

         (d) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company to Davis for the Registrable Securities other than as provided for in the Acquisition Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (e) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

         If to the Company, to:             Mid-Power Service Corporation
                                            3800 Howard Hughes Parkway
                                            Suite 860
                                            Las Vegas, Nevada 89109
                                            Attn:    President

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         If to Davis, to:                   Edward Mike Davis
                                            200 Rancho Circle
                                            Las Vegas, Nevada 89107-4601

         (f) If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         (g) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

         (h) Davis, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of his rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of breach by it of the provisions of this Agreement and hereby agrees to waive (to the extent permitted by law) the defense in any action for specific performance that a remedy of law would be adequate.

         (i) In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         (j) The Company agrees to remove any stop-transfer orders and similar instructions and any legends on certificates representing Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities pursuant to an effective Registration Statement under the Securities Act or in accordance with the provisions of Rule 144 under the Securities Act.

         (k) This Agreement may be amended, modified, supplemented, restated or discharged (and provisions hereof may be waived) only by an instrument in writing signed by the Company and Davis.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                MID-POWER SERVICE CORPORATION

                                                 /s/ James W. Scott
                                                --------------------------------
                                                James W. Scott, President


                                                 /s/ Edward Mike Davis
                                                --------------------------------
                                                Edward Mike Davis

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